EXHIBIT 4.2
                     SPECIMEN COMMON STOCK CERTIFICATE

        COMMON STOCK                            PAR VALUE $.001 PER SHARE

                                 SITEL(registered trademark)
INCORPORATED UNDER THELAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF MINNESOTA                                     CUSIP 82980K 10 7

NUMBER                                                                   SHARES
                                SITEL CORPORATION

     THIS CERTIFIES THAT


     is the owner of


            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK

     of Sitel Corporation, transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation.

          In Witness Whereof, the Corporation has caused this certificate to be signed by its duly authorized officers and a facsimile of the Corporate Seal to be hereunto affixed.

     Dated:

[SEAL]

/s/  James F. Lynch
Chairman of the Board

                     [PICTURE OF GODDESS BETWEEN TWO GLOBES]

                                                   COUNTERSIGNED AND REGISTERED
/s/  Barry S. Major                     AMERICAN STOCK TRANSFER & TRUST COMPANY
Secretary                                                    NEW YORK, NEW YORK
                                                                 TRANSFER AGENT
                                                                  AND REGISTRAR,

                                 BY:


                                             AUTHORIZED SIGNATURE

                              SITEL CORPORATION



     The Corporation will furnish to any shareholder, upon request and without charge, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each authorized class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, to the extent that the same have been fixed. Such request may be made to the Secretary of the Corporation.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants                      UNIF GIFT MIN ACT - ___ Custodian ___
          in common                                   (Cust)         (Minor)
TEN ENT - as tenants by
          the entireties                          under Uniform Gifts to Minors
JT TEN - as joint tenants                                Act __________________
         with right of                                               (State)
         survivorship and
         not as tenants                  UNIF TRANS MIN ACT - ___ Custodian ___
         in common                                    (Cust)          (Minor)

                                              under Uniform Transfers to Minors
                                                          Act _________________
                                                                      (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, __________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_________________________________________________________________

_________________________________________________________________

___________________________________________________________Shares
of Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_________________________________________________________Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________________________



                                X _______________________________

                                X _______________________________
                         NOTICE:    THE SIGNATURE TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS
                                    WRITTEN UPON THE FACE OF THE
                                    CERTIFICATE IN EVERY PARTICULAR,
                                    WITHOUT ALTERATION OR ENLARGEMENT
                                    OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed









By ________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION(BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS,
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.